Exhibit 99.1

Investor Relations Contacts:	Public Relations Contacts:

Juniper Networks	Juniper Networks
Randi Paikoff Feigin	Kathy Durr
Tel: 408-745-2371	Tel: 408-745-5058
randi@juniper.net	kdurr@juniper.net
NetScreen Technologies	NetScreen Technologies
David Gennarelli	Jennifer Jennings
Tel: 408-543-8125	Tel: 408-543-8243
dgennarelli@netscreen.com	jjennings@netscreen.com

Juniper Networks, Inc. to Acquire NetScreen Technologies, Inc.
Combination provides comprehensive, best in class networking solutions

Sunnyvale, CA – February 9, 2004 — Juniper Networks, Inc. (Nasdaq: JNPR) has signed an agreement to acquire NetScreen Technologies, Inc. (Nasdaq: NSCN), in a stock for stock merger transaction. Based upon Juniper Networks closing stock price of $29.47 on February 6, 2004, the deal has an approximate value of $4 billion. Juniper Networks stock will be exchanged for NetScreen Technologies stock at a fixed exchange ratio of 1.404 shares of Juniper Networks common stock for each outstanding share of NetScreen Technologies common stock. The combined company will provide customers with mission critical networking requirements, including security, reliability and performance, each simultaneously without compromise.

The acquisition is expected to close in the second quarter of calendar year 2004 and is subject to customary closing conditions, including approval by the stockholders of both companies and regulatory approvals. Upon closing, the transaction would be accretive to Juniper Networks on a non-GAAP basis, excluding purchase accounting adjustments.

“This is a combination of two strong companies. Both Juniper and NetScreen have proven their ability to execute separately, and together we will accelerate our ability to serve an expanded market with complementary best in class solutions,” said Scott Kriens, chairman and CEO of Juniper Networks. “Our collective customers have told us security, reliability and performance are mission critical to their network users, and together we will deliver a compelling response to their needs.”

“The NetScreen Technologies team is excited to be a part of the Juniper Networks franchise,” said Robert Thomas, president and CEO, NetScreen Technologies. “Our delivery of purpose built security solutions complements Juniper Networks IP networking market leadership.”

Juniper Networks and NetScreen Technologies will host a conference call web cast today, February 9, 2004 at 6:00 a.m. PT/9:00 a.m. ET at: http://www.juniper.net/company/investor/announcement.html or http://ir.netscreen.com/ireye/ir_site.zhtml?ticker=nscn&script=2100. In addition, you can listen live by calling 800-729-7116 or 303-957-1355. There will be an audio replay available at: http://www.juniper.net/company/investor/announcement.html or http://ir.netscreen.com/ireye/ir_site.zhtml?ticker=nscn&script=2100. You can also call the replay at 800-633-8284 (or 402-977-9140) and enter the reservation number, 21185509, through February 16, 2004. The replays will be available 24 hours/day, including weekends.

About Juniper Networks, Inc.

Juniper Networks transforms the business of networking by converting a commodity — bandwidth — into a dependable, secure and highly valuable corporate asset. Founded in 1996 to meet the stringent demands of service providers, Juniper Networks is now relied upon by the world’s leading network operators, government agencies, research and education institutions, and information-intensive enterprises as the foundation for uncompromising networks. The Infranet Initiative uses Juniper Networks MINT (Model for InfraNet Transformation) as its underlying framework. Juniper Networks is headquartered in Sunnyvale, California. Additional information can be found at www.juniper.net.

About NetScreen Technologies

NetScreen Technologies, Inc., is a leading developer of network security and access solutions for enterprises and carriers worldwide. NetScreen’s solutions offer customers multiple layers of network and application-level protection in purpose-built appliances and systems that meet customers’ security, performance and total cost of ownership objectives. NetScreen is located at 805 11th Ave., Sunnyvale, Calif., 94089. More information on NetScreen’s products can be found at <http://www.netscreen.com> or by calling toll free at 1-800-638-8296.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws including, without limitation, statements regarding the following: the merger transaction and the benefits and synergies of the merger; the timing of the closing of the transaction; the expectation that the transaction would be accretive to Juniper Networks; and the markets, customers, products and technologies of the combined company. These forward-looking statements are subject to risks and uncertainties as well as assumptions that could cause the actual results of Juniper Networks to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, the following: the approval of the transaction by the stockholders of Juniper Networks and NetScreen Technologies; the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals; the successful and timely integration of NetScreen Technologies operations, technologies and employees with those of Juniper Networks; the ability to realize the anticipated benefits or synergies of the transaction in a timely manner or at all; fluctuations in the demand for the products of the combined company; possible development or marketing delays relating to product offerings of the combined company; the introduction of new products or technologies by competitors; and the ability of the combined company to achieve expected operating and financial results. A detailed discussion of other risks and uncertainties that could cause actual results or events to differ materially from such forward-looking statements is included Juniper Networks’ and NetScreen Technologies most recent filings with the Securities and Exchange Commission. Juniper Networks and NetScreen Technologies undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release.

Additional Information And Where To Find It

Juniper Networks, Inc. and NetScreen Technologies, Inc. intend to file a registration statement on Form S-4 containing a joint proxy statement/prospectus in connection with the merger transaction involving Juniper Networks and NetScreen Technologies. Investors and security holders are urged to read this filing when it becomes available because it will contain important information about the merger. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by Juniper Networks by contacting Juniper Networks Investor Relations at 888-JUNIPER (888-586-4737) or 408-745-2000. Investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by NetScreen Technologies by contacting NetScreen Technologies Investor Relations at 408-543-2100.

Juniper Networks and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Juniper Networks and NetScreen Technologies in connection with the merger. Information regarding the special interests of these directors and executive officers in the merger will be included in the joint proxy statement/prospectus of Juniper Networks and NetScreen Technologies described above. Additional information regarding the directors and executive officers of Juniper Networks is also included in Juniper Networks’s proxy statement for its 2003 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 28, 2003. This document is available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov and from Juniper Networks by contacting Juniper Networks Investor Relations at 888-JUNIPER (888-586-4737) or 408-745-2000.

NetScreen Technologies and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of NetScreen Technologies and Juniper Networks in connection with the merger. Information regarding the special interests of these directors and executive officers in the merger will be included in the joint proxy statement/prospectus of Juniper Networks and NetScreen Technologies described above. Additional information regarding these directors and executive officers is also included in NetScreen Technologies proxy statement for its 2004 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on January 28, 2004. This document is available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov and from NetScreen Technologies by contacting NetScreen Technologies Investor Relations at 408-543-2100.

Juniper Networks is registered in the U.S. Patent and Trademark Office and in other countries as a trademark of Juniper Networks, Inc. ERX, ESP, E-series, Internet Processor, J-Protect, JUNOS, JUNOScript, JUNOSe, M5, M7i, M10, M10i, M20, M40, M40e, M160, M-series, NMC-RX, SDX, T320, T640, and T-series are trademarks of Juniper Networks, Inc.

NetScreen and the NetScreen logo are trademarks of NetScreen Technologies, Inc. in the United States and other countries.

All other trademarks, service marks, registered trademarks, or registered service marks are the property of their respective owners.

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